UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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USA TECHNOLOGIES, INC.

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The following slide presentation was presented to Institutional Shareholder Services Inc. on June 13, 2012 by USA Technologies, Inc. (the "Company"), and may be used by the Company to make presentations to other corporate governance organizations or Company shareholders in the future.

 ISS PRESENTATION
 June 2012

SAFE HARBOR STATEMENT

All statements other than statements of historical fact included in this presentation are forward-looking statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial, market and economic conditions and the outcome of the pending proxy contest. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in USA’s most recent filings with the Securities and Exchange Commission (the “SEC”), including the Form 10
-Q report for the quarter ended March 31, 2012, which you will find on our website,
www.usatech.com, under the “Investor Relations” tab and USAT’s Definitive Proxy Statement
filed with the SEC on May 18, 2012. Undue reliance should not be placed on any such forward looking statements, which speak only as of the time they are made. The Company undertakes no obligation to update any forward looking statement, whether as a result of new information, future events or otherwise.
Non-GAAP Information: This presentation includes a discussion of Adjusted EBITDA which is a non-GAAP financial measure which we believe is useful for an understanding of our ongoing operations. This non-GAAP financial measure is supplemental to, and not a substitute for,
GAAP financial measures such as net income or loss. Details of these items and a reconciliation of this non-GAAP financial measure to GAAP financial measures can be found in the Appendix to this presentation and in our Form 10-Q report for the quarter ended March 31, 2012 which is on our website, www.usatech.com, under the “Investor Relations” tab.

I. Business Overview
II. USAT is Executing In Line with Strategic Plan
 to Generate Maximum Shareholder Value
III. Delivering on Shareholder Commitments
IV. Stronger Governance and a USAT Board that is
 Highly Qualified and Already Actively Engaged
 in the Business
V. Why we Believe SAVE is Wrong for USAT
Agenda

I.  Business Overview

USA TECHNOLOGIES OVERVIEW

MARKET LEADERSHIP
• Leading provider of wireless, cashless payment and machine-to-machine solutions for small ticket, self-serve retail industries such as vending & kiosk
• Provider of energy saving technology to the cold beverage industry

LARGE, UNTAPPED MARKET OPPORTUNITY
• Cashless and contactless small ticket, unattended market is largely untapped, having traditionally relied on cash transactions
• Millions of potential locations (connections)
• Existing customers have potential for 2.5 million connections (USAT est.)

RECURRING REVENUES FUELED BY SERVICE MODEL	• Growing and reliable revenue stream driven by value-added service model (network service fees; transaction processing) • 80% of revenues 3Q FY12
IMPROVING OPERATIONAL PERFORMANCE
• Working toward profitability ; building scale as connection rates and customer wins grow
• Achieved positive Adjusted EBITDA Q3 FY2012 ; expect to achieve GAAP profitability Q2 FY2013 (Dec. 2012, see Financial Assumptions in Appendix)

TECHNOLOGY BARRIERS	• Proprietary technology with a strong patent portfolio • 79 patents, trade secrets and “know how”
STRENGTHENED LEADERSHIP AND DIRECTION	• New leadership; new strategic plan capitalizes on market trends, geared towards sustainable growth and profitability • Stronger board composition

FINANCIAL/BUSINESS SNAPSHOT

REVENUES

- $30 million annualized (based on 3Q ended 3/31/12)
- 80% of revenue mix from reliable, recurring revenues

TWO TECHNOLOGY PLATFORMS

- ePort & ePort Connect cashless payment networking and other services
- EnergyMiser - energy management technology

CASHLESS PAYMENT ADOPTION DRIVES SUBSTANTIAL SERVICE BASE

- 3,000 customers; 155,000 connections (May 2012)
- "JumpStart" facilitates industry adoption and fuels service model
- Continuing to innovate and launch new valued-added services

Annual Revenues
% Growth in Licenses & Transaction Fees

Customers and connections drive License and Transaction Fee growth
(in thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY 2009
FY 2010
FY 2011
59%
77%
LICENSE & TRANSACTION FEES
EQUIPMENT

6

A PCI compliant, end-to-end, suite of cashless payment and telemetry services tailored to fit the needs of self-service retail industries.

COLD DRINKS

Card Processing Services | Wireless Connectivity | Online Sales Reporting | Consumer Services | Settlement | Data Security | Over the Air Updates & Remote Data Management | Machine Health Alerts

USA TECHNOLOGIES’ SERVICE OFFERINGS

ePort CONNECT

ePort

Swipe A Valid
Credit Card

ePort SDK

ePort Products
EPORT SERVICE AND PRODUCT PROFILE
ePort Connect
Service
Telemetry and
Cashless Payment
Systems
Payment Processing,
Product, Customer and
Operational Data
• Targeted gross margin of 30-35%
• ePort G8 NFC enabled; 75,000 installed and mobile-ready
• Wireless
• PCI compliant
• USAT has accelerated market adoption through “JumpStart”
• Targeted gross margin 35-40%
• Generates 80% of USAT revenues
• Recurring revenue from monthly
 fees
• Customers and connections growing
G8
Edge

First Data
Heartland Payments
USAT/Heartland Payments
Apriva/USAT
BOA/First Data

COMPETITIVE LANDSCAPE
USAT HAS 80% OF EMERGING MARKET(1)
USA TECHNOLOGIES
InOne Technology/Coinco
Cantaloupe Sys.
Crane Mdse
Sys.
MEI
Device
Solution
Sales/Accounting
Solution
Card Processing/
Merchant Services
USAT is the only company that offers a complete
 turn-key solution, from activation to customer
 service—a distinct competitive advantage
(1) USAT estimate
(2) USAT partner
(2)
(2)
(2)

Sources:
US Department of Transportation, 2008
IHL Kiosk Study, 2010 (2011 projections)
First Research, March 2011, June 2010
Automatic Merchandisers State of the Coffee Industry 2009
Vending Times Census 2010
Smart Card Alliance 2006

*Includes self-checkout systems, ticketing kiosks check-in
kiosks, food ordering kiosks, postal and other retail kiosks.
Kiosks $45B*
Vending $43B
Parking (not in total)
Commercial Laundry $11B
Tolls $8B
Automated Car Wash $4B
Amusement and Gaming $5B
Office Coffee $4B
$120 billion
The small ticket, self-serve market is largely untapped.
MARKET OPPORTUNITY IS VAST

II.  USAT is Executing In
 Line With Strategic Plan
 to Generate Maximum
 Shareholder Value

USAT STRATEGIC PILLARS - OVERVIEW
FINANCIAL
STABILITY
AND
FOOTPRINT
LEVERAGE
INTELLECTUAL
PROPERTY
CONTINUOUS
INNOVATION
CUSTOMER
FOCUSED
MARKET
LEADERSHIP
• Fundamental financial strength (profitability; healthy balance sheet)
• Leveraging key strategic partners (e.g., Verizon, Visa, Elavon, etc)
• Access to lower cost financing to fund growth
• Competitive advantage
• Block/slow competition
• Create revenue through licensing/ avoid litigation with poor ROI
• Technology roadmap developed with customer input
• High ROI product development through internal development and by leveraging suppliers/partners
• Leverage dominant market share and customer base to:
 • Grow connections
 • Grow revenue per each connection

The confluence of several compelling trends
should further drive market adoption.
CONSUMER
MARKET(STAKEHOLDERS)
• VISA/MasterCard see
 opportunity to drive
 acceptance
• Mobile payments
• Incremental business
CUSTOMERS
• Meet customer desire for cashless
• Reverse shrinking margins through
 operational benefits
• Cashless solutions contribute to
 increased revenues and net operating
 profits
TECHNOLOGY
• Wireless performance up/costs
 down
• Migration to cloud based or
 SAAS solution
MARKET FORCES DRIVING ADOPTION
• Demand for convenience;
 cashless preferred
• Increasing reliance on
 mobile phones
• Small ticket growth
• Increasingly “social”

Market Potential
• e.g. Leverage strength and breadth of partner 1,500 + M2M sales team to drive adoption verizon

GROWTH THROUGH MORE CONNECTIONS
Connections and Time
Existing Customer
Base
Expanded Reach
Vertical Markets
Vertical Markets
• USAT’s 3,000 customers operate approximately
 2.5 million locations (USAT est.)
• Drive penetration in these accounts
• Leverage performance data and new services
• e.g. Kiosks

TOTAL CONNECTED DEVICES
160,000
120,000
80,000
40,000
0
42,000
43,000
48,000
52,000
57,000
63,000
73,000
82,000
88,000
109,000
112,000
119,000
129,000
136,000
148,000
155,000
25,000 added over 7 quarters
85,000 added over 9 quarters
2.5 year CAGR of 43%
JumpStart
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
5-2012

GROWTH THROUGH CONNECTIONS - JUMPSTART
Jumpstart has accelerated adoption, increased
revenues and created competitive advantage

EPORT CONNECT CUSTOMERS
385 added
over 7 quarters
Customer base has
more than tripled
2.5 year CAGR of 72%
JumpStart
3,000
2,250
1,500
750
0
420
460
485
525
600
775
900
1,050
1,200
1,400
1,650
1,925
2,225
2,475
2,825
3,000
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
5-2012

GROWTH THROUGH CONNECTIONS - EXPANDING CUSTOMER BASE
Customer base has more than tripled since
introduction of the JumpStart rental program

A PCI compliant, end-to-end, suite of cashless payment and telemetry services tailored to fit the needs of self-service retail industries.

Card Processing Services
Wireless Connectivity
Online Sales Reporting
Consumer Services
Settlement
Data Security
Over the Air Updates & Remote Data Management
Machine Health Alerts

GROWTH THROUGH MORE REVENUE EACH CONNECTION
Prepaid
and Loyalty
Program (1)
Interactive
Media
Services (1)
Two-tier
Pricing
Program
TRADITIONAL
OFFERINGS
NEW SERVICES
PLUS
(1) Anticipated commercial launch 3Q 2012
$ $

IMPROVING OPERATIONAL PERFORMANCE
	3Q - 3/31/2012		3Q - 3/31/2011
License and transaction fees	$5,985	80%	$4,314	78%
Equipment fees	1,542	20%	1,209	22%
Total revenues	7,527	100%	5,523	100%

Cost of services	3,750		3,188
Services gross margin	37%		26%
Cost of equipment	982		782
Gross profit	2,795		1,553
Gross profit margin	37%		28%

Operating expense	3,432		3,221
Operating loss	(637)		(1,668)

Other income ((expense)	$99		(847)
Net loss	$(538)		$(2,514)

Net interest income	(4)		(4)
Non-cash adjustments	878		1,578
Adjusted EBITDA (1)	$336		$(940)
STATEMENT OF OPERATIONS
Select Financial Data
(in thousands)
• Substantially stronger
 recurring revenue base
 due to increased
 connections and
 customers
• More than $2 million in
 annualized efficiencies
 through revenue, cost and
 expense actions taken
 since CEO transition
• Enabled USAT to quickly
 move to positive Adjusted
 EBITDA for the third
 quarter ended March 31,
 2012(1)

BALANCE SHEET
3Q FY12 - 3/31/2012
Cash and cash equivalents	$ 6,194
Other current assets	6,891
Total current assets	13,085

Property and equipment	9,870
Intangibles, net and goodwill	9,081
Other non-current assets	393

Total assets	$ 32,429

Total current liabilities	$ 6,756
Warrant liabilities	749
Other long-term liabilities	729
Total liabilities	8,234

Total shareholders’ equity	24,195
Total liabilities and shareholders’ equity	$ 32,429
CONSOLIDATED BALANCE SHEET
Condensed
(in thousands)
• No losses funded in 3Q;
 this is expected to
 continue for 4Q excluding
 proxy contest costs (1)
• Currently, our primary use
 of cash is JumpStart ; using
 JumpStart strategically to
 accelerate adoption,
 increased revenues and
 create competitive
 advantages
• New credit line
 commitment letter with
 competitive terms marks
 USAT’s improved
 operational performance;
(1) See reconciliation of Net Loss to Adjusted EBITDA included in Appendix.

$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
(In thousands)
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12

$1,000
$500
$0
-$500
-$1,000
-$1,500
-$2,000
(In thousands)
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12

License and Transaction Fees
are now 80% of revenues
Total Revenue
QUARTERLY REVENUE TREND
ADJUSTED EBITDA  (1)

PATH TO PROFITABILITY FUELED BY GROWING RECURRING
REVENUE BASE
Expect continued growth
in recurring revenues
• Positive Adjusted
 EBITDA for 3/31/12
• New customers and
 connections continue
 to fuel future revenue
 potential
• Expect 6/30/12
 Adjusted EBITDA
 (excluding  proxy
 contest costs) to be
 higher than 3/31/12
Excluding CEO severance
& related costs for
12/31/11 quarter
(1) See reconciliation of Net Loss to Adjusted EBITDA included in Appendix.

$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
(In thousands)
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12

License and Transaction Fees
are now 80% of revenues
Total Revenue
GAAP NET INCOME IS NOW IN SIGHT
QUARTERLY REVENUE TREND
 Expect continued
 growth in recurring
 revenues
 We expect USAT will achieve quarterly net income for the quarter ending
 December 31, 2012.
 • Based upon our improved performance and visibility as a result of efforts to increase recurring service revenues, reduce expenses and enhance gross and operating margins
 • Assumes, among other factors, minimum connections of approximately 8,000 per quarter (= 32% growth calendar 2012)
 • For full list of assumptions, see Financial Assumptions for 12/31/12 Quarter included in Appendix

III. USAT’s Board is
 Delivering on Shareholder
 Commitments

Turnaround Strategy: Four Defined Objectives
Drive to sustainable profitability
Increased customer value
Improved visibility, transparency
High standards of governance
USAT made a commitment to these four areas clear in January’s letter to shareholders. USAT has made progress on each and every front.

Turnaround Priorities - Delivering
▪ First EVER quarterly earnings call, 12/31/2011 (2Q)
▪ In-house investor relations; instituting best practices of public companies
Improved visibility, transparency - DELIVERED
Increased customer value - DELIVERING
▪ 71% growth in customers; 300% growth in connections (3/31/12 yr. to yr.)
▪ New service introductions that grow the value of a USAT connection
▪ Five new independent directors; new lead independent director
▪ 8 of 9 nominees independent
▪ Key committees comprised solely of independent directors
High standards of governance - DELIVERED
▪ 3Q FY 2012: USAT is Adj. EBITDA positive $336,000 (1)
▪ 4Q FY 2012: expect to be Adj. EBITDA positive (excluding proxy contest costs)
▪ 2Q FY 2013: strategies to grow service base and operational improvement actions result in expectation for GAAP net income for quarter (2)
Drive sustainable profitability - DELIVERING

 (1) See reconciliation of Net Loss to Adjusted EBITDA included in Appendix.
 (2) See Financial Assumptions for December 31, 2012 quarter included in Appendix

IV.  Stronger Governance and
 a USAT Board that is
 Highly Qualified and
 Already Actively Engaged
 in the Business

 The Compensation Committee utilizes an outside consulting firm, Buck
 Consulting for compensation practices for executives and board members.
Leadership & Compensation Practices
 • The Board began working on the leadership transition in November
 2011.
 • Stephen P. Herbert was identified by the Board as the candidate of choice based on the following attributes:
 • Dynamic leader
 • Extensive industry experience
 • Strategic qualifications
 • Compatible with customers, employees and board for smooth transition
 • Commitment to carrying out strategic initiatives upon succession
 • Executive comp is based, in part, on performance of keyoperational and financial targets such as connections, revenues,operating expenses and operating earnings
 • Board members receive a mixture of cash and equity compensation
 • Tax gross up provisions removed September 2011
 • Buck Consulting utilized for 2012 Incentive Compensation Plan
Board &
Management
Compensation
Improvements
Chairman and CEO
Selection

 The Board of Directors has taken a proactive approach to corporate governance and has adopted best corporate governance practices. These steps include the following:
Strengthened Governance
 • The board has adopted, is subject to, and is required to annually certify compliance with USAT’s Code of Business Conduct and
 Ethics
 • The board has adopted a Director Majority Voting Policy
 • The board has adopted Stock Ownership Guidelines
 • In November 2011, the independent directors unanimously named
 Steven D. Barnhart as lead independent director
 • 9 director nominees, 8 of whom are independent
 • Five new independent directors since last slate
 • Wealth of experience and depth of industry knowledge relevant to
 USAT’s strategy and operations
 • Nominees have wide, diverse backgrounds and accomplishments in a range of functional areas including the payment industry, high-
 volume transaction processing, wireless, global sales and marketing, emerging markets and finance
Board
Independence
Governance
Practices
Board
Composition

Experienced Board of Directors
The Nominating Committee agreed on specific criteria and areas of experience believed to be most relevant in support of USAT’s strategic direction.
 Those criteria included the following:
 • Public company senior leadership experience;
 • Independence;
 • Payment and wireless industry experience;
 • High volume transaction processing environments;
 • Bringing technology to market;
 • Scaling a growth company;
 • Sales leadership; and
 • Public company board experience.

✓	✓	✓		✓	✓	✓	✓	✓
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	✓	✓	✓				✓	✓	✓

USA Technologies’ Board of Directors
Key Areas	Herbert	Barnhart	Brooks	Schoch	Arnold	Petito	Moschner	Price	Reilly
Public company leadership experience
Finance and deal experience
Payments industry
Wireless industry
High volume transaction processing
Bringing technology to market
Scaling a growth company
Sales & marketing leadership
Public company board experience
Experienced Board of Directors

The Right Team to Lead….
Stephen P. Herbert Chairman and CEO
• Formerly USAT’s President and COO
• Pepsi-Cola (field and headquarter roles in operations, sales and marketing), directed development of market strategy for the vending channel and subsequently the supermarket channel for Pepsi-Cola in North America
• USAT Board of Directors since April 1996

Steven D. Barnhart Lead Independent	• Formerly SVP & CFO, Bally Total Fitness, CEO & President of Orbitz Worldwide • Chairman of our Nominating Committee • USAT Board of Directors since October 2009
Deborah G. Arnold	• VP, Global Consumer Products at Visa International; founding member, now director, NFC Forum (near field communications; emerging mobile market) • USAT Board of Directors since February 2012
Joel Brooks
• CFO & Treasurer Senesco Technologies, CFO Blades Board and Skate, CFO
 Cable & Company Worldwide, Controller, USA Detergent, Inc.
• Chairman of Audit Committee
• USAT Board of Directors since March 2007

NEW

The Right Team to Lead….
Albin F. Moschner	• Formerly COO, Leap Wireless; President Verizon Card Services, Verizon Communications for Verizon Credit Card - sales and manufacturing leadership roles • USAT Board of Directors since May 2012
Frank A. Petito, III	• President of Orbitz for Business, VP M&A Hambrecht & Quist, Morgan Stanley (investment banker) • USAT Board of Directors since February 2012
Jack E. Price
• Formerly President and Division Chief Executive Officer of Philips Medical Systems North
 America - $800 million to $5 billion in revenues; VP and GM, General Electric Medical
 Systems; President and CEO of NovaRay Medical Inc.; President and CEO of VSM MedTech
 Ltd.
• USAT Board of Directors since October 2009

William J. Reilly, Jr.
 • President and CEO of Realtime Media, Inc.; COO, SVP of the Americas and Pacific RIM and
 VP of Sales for Checkpoint Systems, Inc.; Independent consultant; principal for
 Chesterbrook Growth Partners
 • USAT Board nominee June 2012

NEW
NEW
William J. Schoch
• President and CEO of Western Payments Alliance; VP Emerging Market Initiatives for Visa
 International VP at Citibank, N.A.; Associate Director at NACHA (industry trade association and the administrator of the automated Clearing House (ACH) Network
• Serves on the boards of Western Payments Alliance and NACHA (Steering Committee of
 NACHA’s Council for Electronic Billing and Payment)
• USAT Board nominee June 2012

NEW

NEW

 IV. Why we Believe SAVE
 is Wrong for USAT

Tirpak and S.A.V.E.
▪ Tirpak’s recent history with USAT
 ▪ March 2012 - Tirpak asked to resign, and does, from USAT board
 ▪ March/April 2012 - Tirpak’s S.A.V.E. group accumulates USAT shares
 ▪ April 2012 - Tirpak’s S.A.V.E. group commences proxy contest
 ▪ May 2012 - Federal Judge rules that Tirpak violated the Non-Disparagement Agreement entered into one year ago
▪ Tirpak’s recent ethical issues cannot be disassociated from his nominated slate
▪ In our view,
 ▪ Tirpak’s “plans” for the business only highlight his lack of knowledge regarding our markets, customers and business operations
 ▪ Two of SAVE’s six other nominees had already been evaluated and rejected by the board’s Nominating Committee in favor of more qualified candidates who have since joined the board
 ▪ Remaining nominees do not add any level of expertise that USAT’s carefully selected and actively engaged board do not already provide
  Based on Brad Tirpak’s plans for USAT’s go-forward strategy, we believe shareholders would suffer if Tirpak assumed control of the USAT Board

Tirpak’s Misleading Information
2. “USAT continues to
 burn through significant
 cash.”
▪ The stock price continues to recover from two
 significant events since Fall of 2011 (1) industry fears
 created by the Durbin Amendment in September (2)
 removal of former CEO in October
▪ As a result of assertive actions taken by new CEO, USAT
 did not use any cash to fund losses in its 3Q FY 2012 (1)
 and would NOT be using cash to fund losses in 4Q
 FY2012 if not for proxy contest.
▪ The financial performance of JumpStart over a 5 year
 period is similar to an equipment purchase while ALSO
 accelerating USAT’s growth via customer-oriented sales
 approach, as evidenced by growth in connections and
 customers since inception of program.
▪ USAT is a public company that requires either inside or
 outside general counsel. Services questioned by Tirpak
 were obtained at below market rates.
▪ Not true.
4. “Eliminate Wasteful
 Spending by Terminating
 General Counsel.”
1. “USAT's stock price
 declined by more than
 57% between May 31,
 2011 and March 9, 2012.”
3. “We do not believe USAT's
 JumpStart Program is
 supported by a sound
 business plan.”
S.A.V.E. says
The reality…

(1) See reconciliation of Net Loss to Adjusted EBITDA included in Appendix.
5. “USAT loses money on
 transaction processing.”

 All of the concepts presented by S.A.V.E. are either already underway, under discussion, or have already been considered by the board and rejected.
We Believe Tirpak’s Plan is Ill-Advised
▪ USAT works to value engineer high-demand service enhancements to keep device costs down while adding new service capabilities. Tirpak’s plans to upgrade while cutting costs by 50 percent is unrealistic and not customer-focused.
▪ In order to realize additional meaningful savings on processing, USAT would have to take on significant transaction risk, add headcount and incur significant increases in CAPEX, software development and systems integration expenses.
▪ Our devices and service can already move necessary operational data to route management software packages which are utilized by customers.
 USAT has already introduced value-added services (two-tier pricing, prepaid, loyalty) which are valued by our customers and that we anticipate will generate additional revenue and margin for each connection.
▪ USAT’s plan for international expansion involves global partners and customers such as Verizon. USAT’s strategy is balanced with path toward profitability.
▪ USAT is a lean, yet scalable 43 employee company. $2M of annualized costs and efficiencies already taken. Public companies require legal services and USAT’s rates are below market and of high quality. And, there are no material “executive perks”.
1. Develop New
 Hardware
2. Increase Processing
 Profits
3. Launch Vending
 Route Management
 and Other Value-
 Added Services
4. Expand
 Internationally
5. Cut Costs,
 Including Legal,
 Executive Perks
S.A.V.E.’s “plan”
The reality…

S.A.V.E.’s Track Record - Direct Insite
On May 25, 2011,
Bradley Tirpak,
Thomas, S.A.V.E.
and other
shareholders in
their group gained
control of the board
of Direct Insite
Corp. (OTCB: DIRI) .
On May 25, 2011,
the date of Tirpak’s
takeover, Direct
Insite shares traded
at $1.20 per share.
One year later, on
May 25, 2012,
Direct Insite traded
at only 66 cents per
share.
In the following weeks,
the new board
appointed a new
chairman and a new
CEO. The board
appointed the son-in-
law of a fellow board
member to the position
of Chief Executive
Officer.  The father-in-
law/director also
served with Craig
Westley Thomas (of
S.A.V.E.) on the
Compensation
Committee, the same
committee that
establishes the son-in-
law’s compensation.
In contrast to their
stated battle-cry
against board
entrenchment, on May
25, 2011, Thomas
became a Class III
Director. Thomas, who
will not stand for
reelection to the Direct
Insite Board until 2014,
is now Chair of both the
Audit and Nominating
Committees. In our
view, chairs of these
two committees should
be held by separate
board members.
Direct Insite has
reported that as of
12/31/2011 and
3/31/2012, its
disclosure controls and
procedures were not
effective. In its 10K, they
state: “…we believe that
these controls and
procedures were not
effective as a result of the
departure of the
Company’s Chief
Financial Officer and
appointment of an Acting
Chief Financial Officer at
the end of the third
quarter, as well as
limited resources in the
accounting and financial
function…”.
S.A.V.E.
Takes Control
Takeover
Nepotism
Poor
Governance
Operational
Neglect
Lost Value
DIRI stock:
$1.20/share (5/25/11)--------------------------------------------------.$.66/share (5/25/12)

USAT	S.A.V.E
Operational knowledge and business momentum	Misleading and uninformed business plan; new board likely to halt momentum
Demonstrated improvements in governance	Staggered boards, nepotism, poor ethics, ineffective accounting controls
Understands Industry, Customers, Partners	Dated skill sets, hardware-centric, not service or customer centric

USAT’s Board is Best for Shareholders

Now Is Not The Time to Halt Our Progress
Turnaround is underway.
✓New strategic direction and initiatives implemented by new
                                CEO
✓Demonstrating execution at every level
✓Increased exposure and accountability to our investors
✓New leadership needs time to harvest improvements in
 business model and capitalize on customer and market
 opportunities being seeded

Appendix

3Q FY12 3/31/2012	2Q FY12 12/31/2011	1Q FY12 9/30/2011	4Q FY11 6/30/2011	3Q FY11 3/31/2011	2Q FY11 12/31/2010	1Q FY11 9/30/2010	4Q FY10 6/30/2010	3Q FY10 3/31/2010	2Q FY10 12/31/2009
Net loss	$ (538,618)	$ (1,821,061)	$ (78,954)	$(1,923,055)	$(2,514,268)	$ (133,131)	$(1,886,614)	$(2,089,801)	$ (2,310,138)	$ (4,245,356)
Less interest income	(14,029)	(13,286)	(17,867)	(25,519)	(13,936)	(17,469)	(25,310)	(48,281)	(9,226)	(12,699)
Plus interest expenses	10,520	49,072	11,164	3,529	9,795	9,977	12,652	12,184	18,622	9,719
Plus income tax expense		-	-		-	-	-		-	-
Plus depreciation expense	631,330	552,990	563,125	480,703	468,611	338,358	266,306	264,273	194,169	171,441
Plus amortization expense	258,600	258,600	258,600	258,600	258,600	258,600	258,600	258,600	258,600	258,600
Less change in fair value of warrant liabilities	(95,074)	(151,759)	(1,736,609)	(35,609)	850,740	-	-	-	-	-
Plus stock-based compensation	83,300	187,044	240,453	293,381	288	(6,209)	69,406	(19,351)	(16,785)	48,829
Plus intangible asset impairment				581,900						
Adjusted EBITDA	$ 336,029	$ (938,400)	$ (760,088)	$ (366,070)	$ (940,170)	$ 450,126	$(1,304,960)	$(1,622,376)	$ (1,864,758)	$ (3,769,466)

NON-GAAP RECONCILIATION
Adjusted EBITDA represents net income (loss) before interest income, interest expense, income taxes, depreciation, amortization, and change in fair value of warrant liabilities and stock -based compensation expense. We have excluded the non-operating item, change in fair value of warrant liabilities, because it represents a non-cash charge that is not related to USA Technologies' (USAT) operations. We have excluded the non-cash expenses, stock-based compensation, as it does not reflect the cash-based operations of USAT. Adjusted EBITDA is a non-GAAP financial measure which is not required by or defined under GAAP
(Generally Accepted Accounting Principles). The presentation of this financial measure is not intended to be considered in isolation or as a substitute for the financial measured prepared and presented in accordance with GAAP, including the net income or net loss of USAT or net cash used in operating activities.
Management recognizes that non-GAAP financial measures have limitations in that they do not reflect all of the items associated with USAT's net income or net loss as determined in accordance with GAAP, and are not a substitute for or a measure of USAT's profitability or net earnings. Adjusted EBITDA is presented because USAT believes it is useful to investors as a measure of comparative operating performance and liquidity, and because it is less susceptible to variances in actual performance resulting from depreciation and amortization and non-cash charges for changes in fair value of warrant liabilities and stock-based compensation expense.
ADJUSTED EBITDA

12/31/2012 NET INCOME EXPECTATION
1. Fair value of warrant liability: Assumes no increase in the fair value of USAT’s warrant liabilities at
 December 31, 2012 compared to the fair value of the warrant liabilities at September 31, 2012. Changes in fair value of USAT’s warrant liabilities create a non-cash expense and/or income in the Consolidated
 Statement of Operations.
2. Connections: Assumes USAT is able to maintain its existing level of connections, which were approximately 155,000 as last reported by USAT and that USAT adds new connections at a minimum level of approximately 8,000 per quarter.
3. Margins and Expenses: Assumes USAT maintains or slightly improves gross margin percent and maintains the approximate same level of SG&A expenses as the March 31, 2012 quarter.
4. Regulated debit interchange rates: Assumes (1) USAT renews its existing agreement with Visa expiring in October 2012 or (2) regulated debit interchange rates promulgated by Visa and MasterCard return to rates that existed prior to the Durbin Amendment or (3) in the event 1 or 2 do not occur, USAT is successful in implementing its Two-Tier Pricing Program with customers so any increased interchange rates can be passed through by them to end users.
5. Proxy contest: Assumes there is no negative impact on customer retention, existing connections, rate of new connections to the ePort Connect service, or costs or charges associated with the proxy contest incurred or accrued during the December 31, 2012 quarter.
Financial Assumptions Related to December 31, 2012 Net Income Expectation

 Steve Herbert
 Chairman and CEO
 sherbert@usatech.com
 David DeMedio
 CFO
 ddemedio@usatech.com
 www.usatech.com
 NASDAQ: USAT
 800.633.0340
 Veronica Rosa
 VP Investor
Relations
 vrosa@usatech.com